UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

Voltari Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-186564	90-0933943
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 W. 26th Street

Suite 415

New York, NY 10001

(Address of Principal Executive Offices, including Zip Code)

(212) 388-5500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 18, 2016, Voltari Corporation (the “Company”), through its wholly-owned subsidiary, Voltari Real Estate Holding LLC (“Buyer”), completed its previously announced acquisition of a real estate parcel in Flanders, New York from Flanders Holding, LLC, a Texas limited liability company (“Seller”), pursuant to the terms of that certain purchase and sale agreement, dated December 3, 2015, as amended on January 11, 2016, February 10, 2016 and March 10, 2016 (the “Purchase Agreement”), between Buyer and Seller, for a purchase price of approximately $2.8 million, which was paid using cash on hand and borrowings under the Company’s revolving loan facility with Koala Holding LP, an affiliate of Mr. Carl C. Icahn, the Company’s controlling stockholder. The revolving loan facility bears interest at a rate equal to the greater of the LIBOR rate plus 350 basis points, per annum, and 3.75%, per annum.

The property is subject to a lease with 7-Eleven, Inc. (“7-Eleven”), the original term (the “Original Term”) of which expires in December 2029 (with four, five-year renewal options (the “Renewal Term,” and together with the Original Term, the “Term”)). During the Term, 7-Eleven is responsible for the payment of basic rent, as well as the payment of, subject to certain exceptions, real estate taxes, utilities, tenant’s insurance and other property related costs. The landlord is responsible for certain maintenance and repair costs. The average annual rental income for the property over the remaining Original Term is approximately $161,000.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of the Businesses Acquired.

The required financial statements will be filed on Form 8-K/A as soon as practicable, but not later than 71 calendar days after the date of this Form 8-K.

(b)	Pro Forma Financial Information.

The required pro forma financial statements will be filed on Form 8-K/A as soon as practicable, but not later than 71 calendar days after the date of this Form 8-K.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of December 3, 2015, by and between Flanders Holding, LLC and Voltari Real Estate Holding, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 9, 2015, File No. 000-55419).

10.2	First Amendment to Purchase and Sale Agreement, dated as of January 11, 2016, by and between Flanders Holding, LLC and Voltari Real Estate Holding, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 19, 2016, File No. 000-55419).

10.3	Second Amendment to Purchase and Sale Agreement, dated as of February 10, 2016, by and between Flanders Holding, LLC and Voltari Real Estate Holding, LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed February 19, 2016, File No. 000-55419).

10.4	Third Amendment to Purchase and Sale Agreement, dated as of March 10, 2016, by and between Flanders Holding, LLC and Voltari Real Estate Holding, LLC (incorporated by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-K filed March 16, 2016, File No. 000-55419).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLTARI CORPORATION

May 24, 2016 (Date)	By:	/s/ Kenneth Goldmann
Kenneth Goldmann Chief Administrative and Accounting Officer